1 Confidential PPL EXECUTIVE DEFERRED COMPENSATION PLAN (As Amended and Restated Effective as of January 1, 2025) First Amendment WHEREAS, PPL Services Corporation (“PPL”) sponsors the PPL Executive Deferred Compensation Plan, as amended and restated effective January 1, 2025 (“Plan”); WHEREAS, pursuant to Article VIII of the Plan, the Chief Human Resources Officer of PPL (“CHRO”) has the authority to amend the Plan; and WHEREAS, the CHRO desires to amend the Plan to (1) clarify language addressing unforeseeable emergency withdrawals, (2) clarify language addressing matching contributions, and (3) include claims and appeals language in the Plan document. NOW, THEREFORE, effective January 1, 2025, the Plan is hereby amended as follows: 1. Article II of the Plan, DEFINITIONS, is hereby amended to add a new definition “ERISA” to read as follows: ““ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.” 2. The definition of “Unforeseeable Emergency” in Article II of the Plan, DEFINITIONS, is hereby amended in its entirety to read as follows: ““Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse, or a dependent (as defined in Code Section 152(a)) of the Participant; loss of the Participant's property due to casualty; or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant as defined in Section 409A. The following may constitute an unforeseeable emergency: the imminent foreclosure of or eviction from the Participant’s primary residence; the need to pay for medical expenses, including non-refundable deductibles, and the costs of prescription drug medication; and the need to pay for the funeral expenses of a spouse, a beneficiary, or a dependent.” Exhibit 10(b)

2 Confidential 3. Section 3.2 of the Plan, Matching Contributions, is hereby amended in its entirety to read as follows: “3.2 Matching Contributions If an Eligible Employee contributes Deferred Compensation for the Plan Year, the Eligible Employee will also receive a Matching Contribution amount based on the amount of their Deferred Compensation and the matching contribution formula the Eligible Employee is eligible for under the applicable Savings Plan, except the maximum Matching Contribution will be up to the applicable percentage of the Deferral Election and not the percentage of Cash Compensation. If an Eligible Employee is deferring Base Compensation when the Eligible Employee’s matching contributions in the applicable Savings Plan cease due to a Code limitation, then the Eligible Employee’s Matching Contributions will increase to be up to the applicable percentage of Cash Compensation. Notwithstanding the foregoing, if an Eligible Employee receives an annual true-up matching contribution in their applicable Savings Plan, their Matching Contribution for the same year will be reduced so that, between their matching contributions received in the Plan and in the applicable Savings Plan, the Eligible Employee does not receive more than the maximum possible matching contribution, as determined using Cash Compensation, that year.” 4. Article VII of the Plan, MISCELLANEOUS, is hereby amended to add a new Section 7.6 to read as follows: “7.6 Claims and Appeals Procedure (a) The CLC is responsible for determining a Participant’s rights under the Plan. A Participant may make a claim for benefits by submitting a written claim to the CLC or its designee. The Participant’s submission should state the reasons supporting their claim and should include any supporting records or documentation. (b) The Participant will receive a written determination of their claim from the CLC or its designee within ninety (90) days from the receipt of the claim (180 days if special circumstances apply and the Participant is notified). If the claim involves a determination of disability, the decision will be made within forty-five (45) days (105 days if special circumstances apply and the Participant is notified). The determination will include:

3 Confidential (1) The reasons for the denial, with specific reference to the Plan provisions on which the denial is based; (2) A description of any additional material or information required and an explanation of why it is necessary; (3) An explanation of the Plan’s claim review procedure; and (4) With respect only to a claim that involves a determination of disability: (i) A discussion of the decision, including an explanation of the basis for disagreeing with or not following (1) the views presented by the Participant to the Plan of health care professionals treating the Participant and vocational professionals who evaluated the Participant, (2) the views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the Participant’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination and (3) a disability determination regarding the Participant presented by the Participant to the Plan and made by the Social Security Administration; (ii) either the specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse determination or, alternatively, a statement that such rules, guidelines, protocols, standards or other similar criteria of the Plan do not exist; (iii) a statement that the Participant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Participant’s claim for benefits; and (iv) In addition, any such notice of an adverse benefit determination with respect to a claim that involves a determination of disability will be provided in a culturally and linguistically appropriate manner. (c) If the claim is denied, the Participant may request a review of the denied claim by submitting a written appeal to the CLC or its designee within sixty (60) days (or, if the claim involves a determination of disability, 180 days) of the date that the Participant receives the denial notice. The Participant’s appeal should state the reasons why they disagree with the denial and should include any supporting records or documentation.

4 Confidential Additionally, in the case of a claim involving a determination of disability, the CLC will provide the Participant, free of charge, with any new or additional evidence considered, relied upon or generated by the Plan, the CLC or other person making the benefit determination (or at the direction of the Plan, the CLC, or such other person) in connection with the Participant’s appeal as soon as possible and sufficiently in advance of the date on which it provides the Participant with notice of its determination on appeal, so that the Participant will have a reasonable opportunity to respond prior to that date. If the denial of the Participant’s appeal is based on a new or additional rationale, the CLC will provide the Participant, free of charge, with the new or additional rationale as soon as possible and sufficiently in advance of the date on which it provides the Participant with notice of its determination on appeal, so that the Participant will have a reasonable opportunity to respond prior to that date. (d) The CLC or its designee will notify the Participant of its decision within sixty (60) days of receiving the appeal (120 days if special circumstances apply and the Participant is notified). If the claim involves a determination of disability, the decision will be made within forty-five (45) days (90 days if special circumstances apply and the Participant is notified). (1) The notice will be in writing and will state (A) the reasons for the decision and reference relevant Plan provisions, (B) a statement that the Participant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim for benefits and (C) a statement describing the Participant’s right to bring an action under ERISA Section 502(a). (2) With respect to a claim that involves a determination of disability, the Participant will receive, in a manner reasonably calculated to be understood by the Participant, a written notice from the CLC which will set forth: (i) a statement describing any applicable contractual limitations period that applies to the Participant’s right to bring a civil action under ERISA Section 502(a), including the calendar date on which the contractual limitations period expires; (ii) discussion of the decision, including an explanation of the basis for disagreeing with or not following (1) the views presented by the Participant to the Plan of health care professionals treating the Participant and vocational professionals who evaluated the Participant, (2) the views of medical or

5 Confidential vocational experts whose advice was obtained on behalf of the Plan in connection with the Participant’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination and (3) a disability determination regarding the Participant presented by the Participant to the Plan and made by the Social Security Administration; and (iii) either the specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse determination or, alternatively, a statement that such rules, guidelines, protocols, standards or other similar criteria of the Plan do not exist. Any such notice of an adverse benefit determination with respect to a claim that involves a determination of disability will be provided in a culturally and linguistically appropriate manner. In addition, upon request, the CLC will provide the Participant with a statement identifying those medical or vocational experts whose advice was obtained in connection with the appeal. (e) The CLC has discretionary authority to determine eligibility for benefits and to interpret the terms of the Plan. The decisions of the CLC are final and conclusive for all purposes.” IN WITNESS WHEREOF, this First Amendment is executed as of August 25, 2025. PPL SERVICES CORPORATION _______________________________ Angela Gosman Executive Vice President & Chief Human Resources Officer